================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 1999

                            PHARMACIA & UPJOHN, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          1-11557               98-0155411
------------------------------    ----------------------   ---------------------
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
Incorporation or Organization)                              Identification No.)

      100 Route 206 North                                           07977
      Peapack, New Jersey                                  ---------------------
----------------------------------------                          (Zip Code)
(Address of Principal Executive Offices)

                                 (888) 768-5501
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)

================================================================================

     ITEM 5.        Other Events.

          On December 22, 1999, Monsanto Company, a Delaware corporation ("Monsanto") and Pharmacia & Upjohn, Inc., a Delaware corporation ("P&U"), announced additional financial details relating to the previously announced merger agreement between the two companies.

          A copy of the joint press release issued by Monsanto and P&U on December 22, 1999 is attached hereto as Exhibit 99.1, and a copy of a presentation first provided to securities analysts on December 22, 1999 is attached hereto as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are each hereby incorporated by reference herein.

     ITEM 7.        Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b) Pro forma financial information.

               Not applicable.

          (c)  Exhibits

               (99.1)    Press Release, dated December 22, 1999.

               (99.2)    Analyst Presentation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHARMACIA & UPJOHN, INC.

                                          By:  /s/ Don W. Schmitz
                                             ----------------------
Dated: December 22, 1999                     Name: Don W. Schmitz
                                            Title: Vice President, Associate
                                                   General Counsel and Corporate
                                                   Secretary

                                  EXHIBIT INDEX

   Exhibit
      No.         Description

--------------    --------------------------------------------------------------
     99.1         Press Release dated December 22, 1999.

     99.2         Analyst Presentation.